                                                                  EXHIBIT 10.8

                                  DUPLICATE


[SEAL AND CERTIFICATION]



This Indenture made at Bombay on the 11th October, 1993 between the President of India, hereinafter called "the Land Lord" (which expression shall unless the context does not so admit include his successors in office and assigns) of the One Part and SYNTEL SOFTWARE PVT. LTD. hereinafter referred to as "the tenant" (in which expression are included, unless such inclusion is inconsistent with the context of meaning thereof its/his/their heirs, executors, administrators and assigns/its executors and assigns) of the Other Part.

WHEREAS by an Indenture of Lease, made at Bombay on the Twentieth day of January, 1975 between the Maharashtra Industrial Development Corporation, therein and hereinafter referred to as the Lessor of the One Part and the Landlord of the Other Part the Lessor in consideration of the premises and of the rent therein referred to and of the covenants and agreements on the part of the Landlord, the Lessor did demise unto the Landlord all that piece of land known as Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivitta and Marol Taluka Andheri, District Bombay Suburban Sub-Registration No. Sub District and



                                                                contd.

[SEAL AND CERTIFICATION]

                                    :: 2 ::


and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres or thereabout and more particularly described in the First Schedule thereunder written for use as Santacruz Electronics Export Processing Zone, Government of India.


AND WHEREAS the Government of India have constituted a Santacruz Electronics Export Processing Zone, hereinafter called the SEEPZ in the aforementioned demised land for the purpose of encouraging the export industries in India and for earning foreign exchange on the export of various kinds of electronics and gem and jewellery items from the SEEPZ in the interest of the national economy by establishing industrial units in the said zone;


AND WHEREAS the landlord has constructed a building known as Standard Design Factory hereinafter referred to as the said building on a portion of the land demised to the Landlord under the aforementioned lease for the purpose of allotting the same to the various entrepreneurs carrying on business of manufacturing and/or processing articles, things, materials components and instruments relating to the industries of electronics.


AND WHEREAS the tenant has approached the Landlord for demising to it him/them a portion of the said building on ground floor, constructed and/or erected on Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivita and Maral Taluka Andheri District Bombay Suburban Sub-Registration No. Sub District and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres of thereabouts to establish manufacturing/processing establishment for the manufacture of articles things, materials, components and instruments relating to the electronics industries on the terms and conditions hereinafter contained and to grant to it/him/them all facilities and variety of concessions:


                                                               Contd.  ....3/-.

[SEAL AND CERTIFICATION]
                                    :: 3 ::


AND WHEREAS the Landlord has agreed, to let out a portion of the said building, admeasuring about 7825 sq. ft. equivalent to 751 sq. metres or thereabout on the First floor of the said building at the concessional rent of Rs 15,646/- per month for a terms of five years upon the terms and conditions hereinafter contained:


AND WHEREAS it has been agreed by and between the parties hereto that the stamp duty and registration charges shall be borne and paid by the Landlord.



NOW THIS INDENTURE WITNESSETH AS FOLLOWS:


1. In consideration of the premises and of various facilities and a variety of concessions made available to the Tenant and the concessional rent hereby reserved and of the covenants and agreements on the part of the Tenant hereinafter contained, the Landlord doth hereby demise to the Tenant to HOLD the said premises hereunder expressely demised unto the Tenant for the term of Five Years computed from the 1st day of Month & year of possession paying therefor the yearly rental during the said term unto the Landlord through Central Bank of India, SEEPZ Branch, as may be otherwise required by the Landlord the said yearly rent of Rs. 1,87,750/- in advance being the concessional rent by the Landlord without any deductions whatsoever:


The Tenant with intent to bind all persons into whatsoever hands the demised premises may come doth hereby convenant with the Landlord as follows:


(a) During the said terms hereby created to pay unto the Landlord the said rent and all other charges that may be fixed from time to time by the Development Commissioner at the time on the days and in manner hereinbefore appointed for payment thereof clear of all deductions,


                                                                 Contd.  ...4/-.

[SEAL AND CERTIFICATION]

                                    :: 4 ::


(a) (a) Further, during the said terms, the Landlord may revise the said rent even during the currency of this indenture on the following grounds:


1)  To meet any increase in the maintenance costs.
2) To bring parity with the rents charged in respect of the premises similar to the demised premises.
3) Any other exigencies which may necessitate the revision of the lease rent during the currency of this indenture.

b) To pay all existing and future taxes, rates, assessments and outgoings of every description for the time being payable either by Landlord or tenant or by the occupier in respect of the demised premises and anything for the time being thereon.

c) It is hereby agreed to declared that in the event the Landlord insures and or keeps insured the building including the demised promises the tenant shall be liable to pay to the Landlord the amount of the premium/premiums in the proportion to the area of the demised premises within fifteen days of receipt of notice by the Landlord for payments of the amount of premium/premiums and that the tenant shall pay the same without objection provided always in the event of dispute arising between Landlord and Tenant regarding the Liability of the Tenant to pay the said amount of insurance premium. The decision of the Development Commissioner shall be final and binding upon the Tenant.


(d) During the said term hereby agreed to manufacture electronic products as authorised by the Development Commissioner from time to time.

(e) To commence production within two months from the date of taking possession of premises.

(f) Not to manufacture/process any article things, materials, components and instruments which do not in anyway relate to the Industry of Electronics.


                                                                 Contd. ...5/-.

[SEAL AND CERTIFICATION]

                                    :: 5 ::

(g) To export the entire production (whether manufactured/processed) including seconds to foreign countries in accordance with the provisions of the law subject to such concessions and facilities as may be given by the Government to the Tenant in the matter of the Customs duty, routing of applications or import licenses, etc. and such other concessions as may be notified hereafter from time to time. The disposal of the Wastes and Scrap material will be made with in the prior permission and as per the instructions of the Development Commissioner.


(h) To submit from time to time to the Development Commissioner, Santacruz Electronics Export Processing Zone (hereinafter referred to as the Development Commissioner) plans and the scheme of the particular industry to be established together with such other details as may be required.


(i) To furnish a legal undertaking as may be prescribed for the fulfillment of export obligations set out in their application for setting up industries in the Zone.


(j) To make exports of items of electronics to the levels indicated in the phased manufacturing programme projected in the application submitted to the SEEPZ Board for setting up an industry in the Zone and also to maintain the value added approved by the Board.


(k) To arrange forwarding/clearance of manufactured/processed goods for export or import of raw materials, spares and such another materials as are required for manufacture/processing by the Development Commissioner or agencies authorised by the Development Commissioner.


(i) Not to allow any of the products hereinafter for brevity's sake referred to as "Electronics Products) manufactured/processed in SEEPZ produced by the Tenant to enter or pass into and/or be sold in any market in India or anywhere in India provided always that the Development Commissioner may permit the Tenant to sell and/or dispose of the Electronics.


                                                                 Contd. ...6/-.

[SEAL AND CERTIFICATION]

                                    :: 6 ::


products to enter or pass into and/or be sold in any market in India or anywhere in India.

(m) To sell or dispose of the electronics products manufactured/processed by the Tenant in the local markets in India or as may be directed by the Development Commissioner in the event the Development Commissioner considers that the said products are essential or necessary for national defence or for countering natural disaster or considered urgent and necessary for the national economy upto payment as may be mutually agreed upon and that the Tenant shall not be entitled to make any other claim for compensation for delivering the products as aforesaid in any manner whatsoever.

(n) To observe and perform all the terms and conditions of the lease entered into by the Landlord with the Maharashtra Industrial Development Corporation with the Landlord dated the 20th day of January, 1975, which terms and conditions of the said lease immediately aforementioned the Tenant are made aware of before execution of these presents.

(o) To permit the Development Commissioner or his any officer duly authorised by him at any time and without any prior notice being given to enter into and upon the demised premises and to inspect the general state of the demised premises and also the processing plant and machinery, etc. and the books of account and other documents and vouchers concerning the electronic products manufactured by the Tenant.

(p) Not to do or permit anything to be done or stored (except those required for production of electronic products approved for manufacture in the demised premises, which may be a nuisance, annoyance or disturbance to the owners, occupiers or residents of other premises in the vicinity.

(q) To use the demised premises only for the purpose of manufacturing processing or assembling electronic

                                                                   Contd. ...7/-

[SEAL AND CERTIFICATION]

                                   :: 7 ::



products for export and other purposes incidental to the same and not to use the said demised premises or any part thereof for any other purpose.

(r) Not to sublet, assign or part with the possession of the demised premises or any part thereof without the prior consent in writing of the Development Commissioner and subject to such terms and conditions as the Development Commissioner may prescribe in granting the possession to the Tenant for the transfer of the said demised premises or any part thereof as hereinbefore mentioned.

(s) To intimate in writing the Development Commissioner within a fortnight of the changes made or effected in the Corporate structure or the construction of the Tenant.

(t) To submit the statements of accounts and such other details within such time as may be stipulated by the Development Commissioner during the terms of these presents giving all the necessary particulars as may be required by the Development Commissioner.

(u) To allow the persons and vehicles entering and leaving SEEPZ to be examined by the Staff of the Development Commissioner for the purpose of checking that no products or any materials manufactured in the demised premises are removed in the manner not authorized by these presents.

(v) Not to make any alternations, changes or additions in the demised premises except with the written previous permission of the Development Commissioner and in accordance with the directions that the Development Commissioner may prescribe and in accordance with the plans approved by the Development Commission and the rules, byelaws and regulations of the Bombay Municipal Corporation or any other authority prescribed by the law.

(w) Not to cause any annoyance or hindrance to the other tenants of the Landlord and to so conduct the activities which will imede the other tenants of the Landlord in manufacturing or processing the electronic products AND in the event the


                                                                   Contd. ...8/-

[SEAL AND CERTIFICATION]

                                    :: 8 ::


Tenant experiences or finds any difficulty in conducting its/his/their business and/or activities connected therewith smoothly and efficiently by reason of the user of the said building or any portion thereof by the other tenants of the Building the same shall be referred to the Development Commissioner and any directions or orders issued by the Development Commissioner in relation thereto shall be complied by the Tenant.


(x) To observe and perform all rules and regulations prescribed under the Labour Legislation such as Industrial Dispute Act, Workmen's Compensation Act, payment of Wages Act, Minimum Wages Act or any other statuttes governing the relationship of the employees and employer's including the Factories Act and Fatal Accidents Act.


(y) If the said rent hereby reserved shall be in arrears for the space of 30 days whether the same shall have been legally demanded or not or if within a period of three months from the date of the commencement of the Tenancy the entire demised premises are not utilised for the purpose for which the same has been demised or if the Tenant ceases to manufacture items of electronics products for a period of six continuous months for whatever cause arising, including a strike, lock-out or any injunction the Court in any sort of litigation, if and whenever there shall be a breach of any of the covenants and conditions herein before set out or referred or if the tenant fails to make exports to the level projected in the application submitted to the Government for approval of the project or to maintain the value added approved by the Government for the project or the Tenant becoming insolvent or is wound up or amalgamated or merged with other body corporate or otherwise pursuant to the Court's orders or under the provisions law then in force or under any agreement entered into by the Tenant, the Landlord may re-enter upon any part of the demised premises in the name of the whole and thereupon the sub-demise hereby granted shall absolutely cease and determine and in the case, no compensation shall be payable to the Tenant on account of any structural



                                                                   Contd. ...9/-

[SEAL AND CERTIFICATION]

                                   :: 9 ::


Alternations or improvements made or carried out in the said premises PROVIDED ALWAYS that the Landlord shall in addition to the right of determination of this Tenancy and to effect re-entry as mentioned aforesaid be entitled to recover as and by way of compensation such amount as may be considered by the Landlord as appropriately recoverable from the Tenant in the event the Tenant were not given or granted all those various concessions and variety of facilities.

(y-2) If the said rent hereby reserved shall be in arrears for a period of 30 days whether the same shall have been legally demanded or not. The Development Commissioner may take steps to recover the arrears of rent as arrears of land revenue.

(z) At the expiration or sooner determination of the said term quietly to deliver upto the Landlord the demised premises after removing the partitions and fittings and fixtures pertaining thereto any alterations, changes or additions erected on the demised premises by the Tenant and such removal should be done without in any way damaging or defacing the premises and such delivery should be given within a period of Sixty days after the expiration or sooner determination of the said term PROVIDED ALWAYS that in the event the Tenant fails to deliver vacant and peaceful possession of the demised premises as aforesaid, the said partitions and fittings and fixtures and any alterations, changes or additions as aforesaid on the expiry of the aforementioned period shall belong to the Landlord and the Tenant shall not be entitled to claim any compensation or raise any dispute in respect thereof PROVIDED ALWAYS that in the event the fixtures, etc. as aforesaid, the Landlord shall pay to the Tenant compensation thereof as may be determined by the Development Commissioner and the Tenant shall not be entitled to raise any objection against such retention and/or the valuation determined by the said Development Commissioner, as aforesaid, PROVIDED ALWAYS that


                                                                  Contd. ...10/-

[SEAL AND CERTIFICATION]

                                    :: 10 ::



the Tenant shall continue to be liable to pay compensation for the period of unauthorized occupation of the said premises till the date Tenant hands over vacant and peaceful possession of the demised premises at such rate as may be charged by the Landlord.

(a) (a) The Landlord both hereby convenant with the Tenant that the Tenant paying the rent hereby reserved and performing the covenants hereinbefore on the Tenant's part contained shall and may peaceable enjoy the demised premises for the said term hereby granted without any interruption or disturbance from or by the Landlord or any persons lawfully claiming by from or under Landlord.

(a) (b) All disputes and differences arising out of or in any way touching or concerning these persents (except as to any matters the decision of which is left to the sole discretion of the said DEVELOPMENT COMMISSIONER, as specially provided for in these presents) shall be referred to the arbitration of two arbitrators, one each to be appointed by the respective parties to these presents. The arbitrators so appointed shall appoint an Umpire in the manner provided in the Arbitration Act, 1940. It will be no objection that the person appointed as Arbitrator on behalf of the Sub-Lessor is or was an employee of the Govt. that he had to deal with the matters to which the Tenancy herein relates and/or that in the course of his duties as such employee of the Govt. he had expressed a view on all or any of the matters in dispute or difference. In the event of either or both of arbitrators dying, neglecting or refusing to act or resigning or being unable to act for any reason, the substitute(s) to be appointed by the concerned parties shall be entitled to proceed with the reference from the stage at which it was left by the previous Arbitrator/Arbitrators. The cost in connection with the artibtration shall be in the discretion of the Arbitrators who may make a suitable provision for the same in their award. Subject to the aforesaid, the provisions of Arbitration Act, 1940 and the Rules thereunder and


                                                                  Contd. ...11/-

                           [SEAL AND CERTIFICATION]

                                    :: 11 ::


any statutory modifications thereof for the time being in force shall apply to the arbitration proceedings under this clause.

(a) (c) If the Tenant shall have duly performed and observed the covenants and conditions on the part of the Tenant herein before contained and shall at the end of the said term hereby granted by desirous of receiving a new Tenancy of the demised premises and of such desire shall give notice in writing to the Landlord before the expiration of the term hereby granted the Landlord shall and will at the cost and expenses in every respect of the Tenancy grant to the Tenant a new Tenancy of the demised premises for a futher terms of five years of payment of yearly rent as may be determined by the Landlord AND WITH covenants, provisos and stipulations hereinbefore contained expected is provision for renewal and such new Tenancy shall contain in lieu of this clause a covenant that at the end of the said renewed term of five years, the Landlord shall at the like cost and expense grant to the Tenant further renewals and that every such renewal shall be fore such terms and subject to such covenants, provisos and stipulations.

The cost of an in connection with arbitration shall be in the discretion of the Arbitrator who may make a suitable provision for the same in his award.

Subject as aforesaid, the Arbitration Act, 1940, shall apply to the arbitration proceedings under this clause.

                                FIRST SCHEDULE
                            (Description of Land)

All that piece of parcel of land known as Plot No. F-1, in the Marol Industrial Area within the village limits of Parajapur, Kondivita, Marol and Vyaravali, Taluka Andheri and now in the Registration Sub-District and District of Bombay Suburban, containing by a measurement 3,75,013 sq. mtrs. or thereabouts, that is to say:


                                                                  Contd. ...12/-

[SEAL AND CERTIFICATION]

                                    :: 12 ::



On or towards the North by Road and Aarey Milk Colony Land.
   On or towards the South by Road
   On or towards the East Pipe Line and
   Aarey Milk Colony land and on or towards the West by Road.

SIGNED, SEALED AND DELIVERED
BY SHRI S. S. Yadwadkar
Development Commissioner,
Santacruz Electronics Export Processing Zone,
On behalf of President of India in the presence of:

1.  [sig]
    -----------------------
    [sig]
    -----------------------

2.  [sig]
    -----------------------
    [sig]
    -----------------------


SIGNED, SEALED AND DELIVERED
by the abovenamed Licensee




in the presence of:


1.  Signature                                2.  Signature
             -------------------------                     --------------------
    Name                                         Name
             -------------------------                     --------------------
    Address                                      Address:
             -------------------------                     --------------------



The common Seal of the abovenamed Licensee was, pursuant to a resolution of its
Board of Directors passed in that behalf of the day of    19


affixed hereto in the presence of:

                                   ********

                                   DUPLICATE





                                         Receipt No. 55063 Date 19-1-93
                                         No 41751921908615
                                         General Stamp
                                         Bombay 25-1-93
                                         CERTIFIED under Section 32, clause (2)
                                         of the Bombay Stamp Act. 1935 that
                                         this instrument is exempt from stamp
                                         duty.

                                   [SEAL]
                                                           COLLECTION


This Indenture made at Bombay on the 18th January, 1993, between the President of India, hereinafter called "the Land Lord" (which expression shall unless the Context does not so admit include his successors in office and assigns) of the One Part and SYNTEL SOFTWARE PRIVATE LIMITED hereinafter referred to as "the tenant" (in which expression are included, unless such inclusion is inconsistent with the context of meaning thereof its/his/their heirs, executors, administrators and assigns/its executors and assigns) of the Other Part.

WHEREAS by an Indenture of Lease made at Bombay on the Twentieth day of January, 1975 between the Maharashtra Industrial Development Corporation, therein and hereinafter referred to as the Lessor of the One Part and the Landlord of the Other Part the Lessor in consideration of the premises and of the rent therein referred to and of the covenants and agreements on the part of the Landlord, the Lessor did demise unto the Landlord all that piece of land known as Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivitta and Marol Taluka Andheri, District Bombay Suburban Sub-Registration No. Sub District and


                                                                    contd.

[SEAL]



                                    :: 2 ::

and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres or thereabout and more particularly described in the First Schedule thereunder written for use as Santacruz Electronics Export Processing Zone, Government of India.

AND WHEREAS the Government of India have constituted a Santacruz Electronics Export Processing Zone, hereinafter called the SEEPZ in the aforementioned demised land for the purpose of encouraging the export industries in India and for earning foreign exchange on the export of various kinds of electronics and gem and jewellery items from the SEEPZ in the interest of the national economy by establishing industrial units in the said zone:

AND WHEREAS the landlord has constructed a building known as Standard Design Factory hereinafter referred to as the said building on a portion of the land demised to the Landlord under the aforementioned lease for the purpose of allotting the same to the various entrepreneurs carrying on business of manufacturing and/or processing articles, things, materials components and instruments relating to the industries of electronics.

AND WHEREAS the tenant has approached the Landlord for demising to it him/them a portion of the said building on ground floor, constructed and/or erected on Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivita and Marol Taluka Andheri District Bombay
Suburban Sub-Registration No. Sub District and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres of thereabouts to establish manufacturing/processing establishment for the manufacture of articles things, materials, components and instruments relating to the electronics industries on the terms and conditions hereinafter contained and to grant to it/him/them all facilities and variety of concessions:

                               Contd. .....3/-.

[SEAL]

                                    :: 3 ::

AND WHEREAS the Landlord has agreed, to let out a portion of the said building, admeasuring about 3443 sq. ft. equivalent to 320sq.metres or thereabout on the 2nd floor of the said building at the concessional rent of Rs 6667/- per month for a terms of five years upon the terms and conditions hereinafter contained:

AND WHEREAS it has been agreed by and between the parties hereto that the stamp duty and registration charges shall be borne and paid by the Landlord.

NOW THIS INDENTURE WITNESSETH AS FOLLOWS:

1. In consideration of the premises and of various facilities and a variety of concessions made available to the Tenant and the concessional rent hereby reserved and of the covenants and agreements on the part of the Tenant hereinafter contained, the Landlord doth hereby demise to the Tenant to HOLD the said premises hereunder expressly demised unto the Tenant for the term of Five Years computed from the 1st day of Month & year of possession paying therefor the yearly rental during the said term unto the Landlord through Central Bank of India. SEEPZ Branch, as may be otherwise required by the Landlord the said yearly rent of Rs. 40,000/-in advance being the concessional rent by the Landlord without any deductions whatsoever:

The Tenant with intent to bind all persons into whatsoever hands the demised premises may come doth hereby covenant with the Landlord as follows:

(a) During the said terms hereby created to pay unto the Landlord the said rent and all other charges that may be fixed from time to time by the Development Commissioner at the time on the days and in manner hereinbefore appointed for payment thereof clear of all deductions,







                                Contd. ....4/-.

[SEAL]

                                    :: 4 ::

(a) (a) Further, during the said terms, the Landlord may revise the said rent even during the currency of this indenture on the following grounds:

1)      To meet any increase in the maintenance costs.
2) To bring parity with the rents charged in respect of the premises similar to the demised premises.
3) Any other exigencies which may necessitate the revision of the lease rent during the currency of this indenture.

b) To pay all existing and future taxes, rates, assessments and outgoings of every description for the time being payable either by Landlord or tenant or by the occupier in respect of the demised premises and anything for the time being thereon.

c) It is hereby agreed to declared that in the event the Landlord insures and or keeps insured the building including the demised premises the tenant shall be liable to pay to the Landlord the amount of the premium/premiums in proportion to the area of the demised premises within fifteen days of receipt of notice by the Landlord for payments of the amount of premium/premiums and that the tenant shall pay the same without objection provided always in the event of dispute arising between Landlord and Tenant regarding the Liability of the Tenant to pay the said amount of insurance premium. The decision of the Development Commissioner shall be final and binding upon the Tenant.

(d) During the said term hereby agreed to manufacture electronic products as authorised by the Development Commissioner from time to time.

(e) To commence production within two months from the date of taking possession of premises.

(f) Not to manufacture/process any article things, materials, components and instruments which do not in anyway relate to the Industry of Electronics.





                                Contd....5/-.

[SEAL]

                                    :: 5 ::

(g) To export the entire production (whether manufactured/processed) including seconds to foreign countries in accordance with the provisions of the law subject to such concessions and facilities as may be given by the Government to the Tenant in the matter of the Customs duty, routing of applications or import licences, etc. and such other concessions as may be notified hereafter from time to time. The disposal of the Wastes and Scrap material will be made with in the prior permission and as per the instructions of the Development Commissioner.

(h) To submit from time to time to the Development Commissioner, Santacruz Electronics Export Processing Zone (hereinafter referred to as the Development Commissioner) plans and the scheme of the particular industry to be established together with such other details as may be required.

(i) To furnish a legal undertaking as may be prescribed for the fulfillment of export obligations set out in their application for setting up industries in the Zone.

(j) To make exports of items of electronics to the levels indicated in the phased manufacturing programme projected in the application submitted to the SEEPZ Board for setting up an industry in the Zone and also to maintain the value added approved by the Board.

(k) To arrange forwarding/clearance of manufactured/processed goods for export or import of raw materials, spares and such other materials as are required for manufacture/processing by the Development Commissioner or agencies authorised by the Development Commissioner.

(i) Not to allow any of the products hereinafter for brevity's sake referred to as "Electronics Products) manufactured/processed in SEEPZ produced by the Tenant to enter or pass into and/or be sold in any market in India or anywhere in India provided always that the Development Commissioner may permit the Tenant to sell and/or dispose of the Electronics




                                 Contd. ....6/-.

[SEAL]
                                    :: 6 ::

products to enter or pass into and/or be sold in any market in India or anywhere in India.

(m) To sell or dispose of the electronics products manufactured/processed by the Tenant in the local markets in India or as may be directed by the Development Commissioner in the event the Development Commissioner considers that the said products are essential or necessary for national defence or for countering natural disaster or considered urgent and necessary for the national economy upto payment as may be mutually agreed upon and that the Tenant shall not be entitled to make any other claim for compensation for delivering the products as aforesaid in any manner whatsoever.

(n) To observe and perform all the terms and conditions of the lease entered into by the Landlord with the Maharashtra Industrial Development Corporation with the Landlord dated the 20th day of January, 1975, which terms and conditions of the said lease immediately aforementioned the Tenant are made aware of before execution of these presents.

(o) To permit the Development Commissioner or his any officer duly authorised by him at any time and without any prior notice being given to enter into and upon the demised premises and to inspect the general state of the demised premises and also the processing plant and machinery, etc. and the books of account and other documents and vouchers concerning the electronic products manufactured by the Tenant.

(p) Not to do or permit anything to be done or stored (except those required for production of electronic products approved for manufacture in the demised premises, which may be a nuisance, annoyance or disturbance to the owners, occupiers or residents of other premises in the vicinity.

(q) To use the demised premises only for the purpose of manufacturing processing or assemblibng electronic



                                Contd.......7/-.

[SEAL]
                                    :: 7 ::

products for export and other purposes incidental to the same and not to use the said demised premises or any part thereof for any other purpose.

(r) Not to sublet, assign or part with the possession of the demised premises or any part thereof without the prior consent in writing of the Development Commissioner and subject to such terms and conditions as the Development Commissioner may prescribe in granting the possession to the Tenant for the transfer of the said demised premises or any part thereof as hereinbefore mentioned.

(s) To intimate in writing the Development Commissioner within a fortnight of the changes made or effected in the Corporate structure or the construction of the Tenant.

(t) To submit the statments of accounts and such other details within such time as may be stipulated by the Development Commissioner during the terms of these presents giving all the necessary particulars as may be required by the Development Commissioner.

(u) To allow the persons and vehicles entering and leaving SEEPZ to be examined by the Staff of the Development Commissioner for the purpose of checking that no products or any materials manufactured in the demised premises are removed in the manner not authorised by these presents.

(v) Not to make any alterations, changes or additions in the demised premises except with the written previous permission of the Development Commissioner and in accordance with the directions that the Development Commissioner may prescribe plans approved by the Development Commissioner and the rules, byelaws and regulations of the Bombay Muncipal Corporation or any other authority prescribed by the law.

(w) Not to cause any annoyance or hindrance to the other tenants of the Landlord and to so conduct the activities which will impede the other tenants of the Landlord in manufacturing or processing the electronic products AND in the event the


                               Contd. .......8/-.

[SEAL]
                                    :: 8 ::

Tenant experiences or finds any difficulty in conducting its/his/their business and/or activities connected therewith smoothly and efficiently by reason of the user of the said building or any portion thereof by the other tenants of the Building the same shall be referred to the Development Commissioner and any directions or orders issued by the Development Commissioner in relation thereto shall be complied by the Tenant.

(x) To observe and perform all rules and regulations prescribed under the Labour Legislation such as Industiral Dispute Act, Workmen's Compensation Act, payment of Wages Act, Minimum Wages Act or any other statuttes governing the relationship of the employees and employers including the Factories Act and Fatal Accidents Act.

(y) If the said rent hereby reserved shall be in arrears for the space of 30 days whether the same shall have been legally demanded or not or if within a period of three months from the date of the commencement of the Tenancy the entire demised premises are not utilised for the purpose for which the same has been demised or if the Tenant ceases to manufacture items of electronics products for a period of six continuous months for whatever cause arising, including a strike, lock-out or any injunction the Court in any sort of litigation, if and whenever there shall be a breach of any of the covenants and conditions herein before set out or referred or if the tenant fails to make exports to the level projected in the application submitted to the Government for approval of the project or to maintain the value added approved by the Government for the project or the Tenant becoming insolvent or is wound up or amalgamated or merged with other body corporate or otherwise pursuant to the Court's orders or under the provisions law then in force or under any agreement entered into by the Tenant, the Landlord may re-enter upon any part of the demised premises in the name of the whole and thereupon the sub-demise hereby granted shall absolutely cease and determine and in the case, no compensation shall be payable to the Tenant on account of any structural

                               Contd.....9/-.

[SEAL]

                                     :: 9 ::


Alternations or improvements made or carried out in the said premises PROVIDED ALWAYS that the Landlord shall in addition to the right of determination of this Tenancy and to effect re-entry as mentioned aforesaid be entitled to recover as and by way of compensation such amount as may be considered by the Landlord as appropriately recoverable from the Tenant in the event the Tenant were not given or granted all those various concessions and variety of facilities.

(y-2) If the said rent hereby reserved shall be in arrears for a period of 30 days whether the same shall have been legally demanded or not, the Development Commissioner may take steps to recover the arrears of rent as arrears of land revenue.

(z) At the expiration or sooner determination of the said term quitely to deliver upto the Landlord the demised premises after removing the partitions and fittings and fixtures pertaining thereto any alternations, changes or additions erected on the demised premises by the Tenant and such removal should be done without in any way damaging or defacing the premises and such delivery should be given within a period of Sixty days after the expiration or sooner determination of the said term PROVIDED ALWAYS that in the event the Tenant fails to deliver vacant and peaceful possession of the demised premises as aforesaid, the said partitions and fittings and fixtures and any alterations, changes or additions as aforesaid on the expiry of the aforementioned period shall belong to the Landlord and the Tenant shall not be entitled to claim any compensation or raise any dispute in respect thereof PROVIDED ALWAYS that in the event the Landlord desires to retain the said partitions and fittings and fixtures, etc. as aforesaid, the Landlord shall pay to the Tenant compensation thereof as may be determined by the Development Commissioner and the Tenant shall not be entitled to raise any objection against such retention and/or the valuation determined by the said Development Commissioner, as aforesaid, PROVIDED ALWAYS that


                               Contd. .......10/-.

[SEAL]

                                    :: 10 ::



the Tenant shall continue to be liable to pay compensation for the period of unauthorised occupation of the said premises till the date Tenant hands over vacant and peaceful possession of the demised premises at such rate as may be charged by the Landlord.


(a) (a) The Landlofd both hereby convenant with the Tenant that the Tenant paying the rent hereby reserved and performing the covenants hereinbefore on the Tenant's part contained shall and may peaceable enjoy the demised premises for the said term hereby granted without any interruption or disturbance from or by the Landlord or any persons lawfully claiming by from or under Landlord.


(a) (b) All disputes and differences arising out of or in any way touching or concerning these persents (except as to any matters the decision of which is left to the sole discretion of the said DEVELOPMENT COMMISSIONER, as specially provided for in these presents) shall be referred to the arbitration of two arbitrators, one each to be appointed by the respective parties to these presents. The arbitrators so appointed shall appoint an Umpire in the manner provided in the Arbitration Act, 1940. It will be no objection that the person appointed as Arbitrator on behalf of the Sub-Lessor is or was an employee of the Govt. that he had to deal with the matters to which the Tenancy herein relates and/or that in the course of his duties as such employee of the Govt.
he had expressed a view on all or any of the matters in dispute or difference. In the event of either or both of arbitrators dying, neglecting or refusing to act or resigning or being unable to act for any reason, the substitute(s) to be appointed by the concerned parties shall be entitled to proceed with the reference from the stage at which it was left by the previous Arbitrator/Arbitrators. The cost in connection with the arbitration shall be in the discretion of the Arbitrators who may make a suitable provision for the same in their award. Subject to the aforesaid, the provisions of Arbitration Act, 1940 and the Rules thereunder and


                               Contd. .....11/-.

[SEAL]

                                    :: 11 ::

any statutory modifications thereof for the time being in force shall apply to the arbitration proceedings under this clause.

(a) (c) If the Tenant shall have duly performed and observed the covenants and conditions on the part of the Tenant herein before contained and shall at the end of the said term hereby granted by desirous of receiving a new Tenancy of the demised premises and of such desire shall give notice in writting to the Landlord before the expiration of the term hereby granted the Landlord shall and will at the cost and expenses in every respect of the Tenancy grant to the Tenant a new Tenancy of the demised premises for a further terms of five years on payment of yearly rent as may be determined by the Landlord AND WITH covenants, provisos and stipulations hereinbefore contained expected is provision for renewal and such new Tenancy shall contain in lieu of this clause a covenant that at the end of the said renewed term of five years, the Landlord shall at the like cost and expense grant to the Tenant further renewals and that every such renewal shall be for such terms and subject to such covenants, provisos and stipulations.

The cost of an in connection with arbitration shall be in the discretion of the Arbitrator who may make a suitable provision for the same in his award.

Subject as aforesaid, the Arbitration Act, 1940, shall apply to the arbitration proceedings under this clause.

                                 FIRST SCHEDULE
                             (Description of Land)

All that piece of parcel of land known as Plot No. F-1, in the Marol Industrial Area within the village limits of Parajapur, Kondivita, Marol and Vyaravali, Taluka Andheri and now in the Registration Sub-District and District of Bombay and Bombay Suburban, containing by a measurement 3,75,013 sq. mtrs. or thereabouts, that is to say:

                              Contd. .......12/-.

[SEAL]
                                    :: 12 ::

On or towards the North by Road and Aarey Milk Colony Land.
        On or towards the South by Road
        On or towards the East Pipe Line and
        Aarey Milk Colony land and on or towards the West by Road.

SIGNED, SEALED AND DELIVERED                         R. M. Premkumar
BY SHRI  R.M. PREMKUMAR,                          R. M. Premkumar IAS
Development Commissioner                        Development Commissioner
Santacruz Electronics Export                     SEEPZ, Govt. of India.
Processing Zone,                                  Ministry of Commerce,
On behalf of President of India                  Andheri (E), Bombay-96.
in the presence of:

1.  SMT. V. ABRAHAM,
    ---------------------------
    ESTATE MANAGER
    ---------------------------
                                                       V. Abraham
2.  SMT. S.D. SHENDE,                               Smt. V. ABRAHAM
    ---------------------------                      ESTATE MANAGER
    UDC, SEEPZ              SDS                    SEEPZ GOVT. OF INDIA
    ---------------------------                    MINISTRY OF COMMERCE
                                                Andheri (E), Bombay-400 096.

SIGNED, SEALED AND DELIVERED
by the abovenamed Licensee                      For Syntel Software P. Ltd.

-----------------------                                  N Saes
                                                         Director
in the presence of:

1. Signature  Ropakuman K.A.          2. Signature   MI Gushnan
              ------------------                     ---------------
   Name       Ropakuman K.A.             Name        Gushnan P.R.
              ------------------                     ---------------
   Address:   B/6 Si Orndaz              Address:    No. 7, P.P. BHAGAT BLDG,
              Achole Road,                           Dombivli (E).
              Nallasspara (E).                       Thane Dist.
              Thane Dist.


The common Seal of the abovenamed Licensee
was, pursuant to a resolution of its Board
of Directors passed in that behalf of the
day of                 19

affixed hereto in the presence of:



                                    ********

                                  DUPLICATE

                                                RECEIPT NO. C2889  DATE 2-11-92
                                                NO.  3085/92/6701/S
                                                General Stamp Office
                                                Bombay, 4-11-1992

                                        CERTIFIED under Section 32, clause (2)
                                  of the Bombay Stamp Act, 1935 that this
                                  instrument is exempt from stamp duty.

                                                        [SIG]
                                                          4/11
                                 [SEAL]                COLLECTOR


This Indenture made at Bombay on the 2nd Nov. '92 between the President of India, hereinafter called "the Land Lord" (which expression shall unless the context does not so admit include his successors in office and assigns) of the One Part and SYNTEL SOFTWARE PRIVATE LIMITED hereinafter referred to as "the tenant" (in which expression are included, unless such inclusion is inconsistent with the context of meaning thereof its/his/their heirs, executors, administrators and assigns/its executors and assigns) of the Other Part.


WHEREAS by an Indenture of Lease made at Bombay on the Twentieth day of January, 1975 between the Maharashtra Industrial Development Corporation, therein and hereinafter referred to as the Lessor of the One Part and the Landlord of the Other Part the Lessor in consideration of the premises and of the rent therein referred to and of the covenants and agreements on the part of the Landlord, the Lessor did demise unto the Landlord all that piece of land known as Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivitta and Marol Taluka Andheri, District Bombay Suburban Sub-Registration No. Sub District and

[SEAL]

                                    :: 2 ::

and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres or thereabout and more particularly described in the First Schedule thereunder written for use as Santacruz Electronics Export Processing Zone, Government of India.


AND WHEREAS the Government of India have constituted a Santacruz Electronics Export Processing Zone, hereinafter called the SEEPZ in the aforementioned demised land for the purpose of encouraging the export industries in India and for earning foreign exchange on the export of various kinds of electronics and gem and jewellery items from the SEEPZ in the interest of the national economy by establising industrial units in the said zone:


AND WHEREAS the landlord has constructed a building known as Standard Design Factory hereinafter referred to as the said building on a portion of the land demised to the Landlord under the aforementioned lease for the purpose of allotting the same to the various entrepreneurs carrying on business of manufacturing and/or processing articles, things, materials components and instruments relating to the industries of electronics.


AND WHEREAS the tenant has approached the Landlord for demising to it him/them a portion of the said building on ground floor, constructed and/or erected on Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivita and Marol Taluka Andheri District Bombay Suburban Sub-Registration No. Sub District and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres of thereabouts to establish manufacturing/processing establishment for the manufacture of articles things, materials, components and instruments relating to the electronics industries on the terms and conditions hereinafter contained and to grant to it/him/them all facilities and variety of concessions:

                               Contd. ......3/-.

[SEAL]


                                    :: 3 ::



AND WHEREAS the Landlord has agreed, to let out a portion of the said building, admeasuring about 3443 sq.ft. equivalent to 320sq.metres or thereabout on the ground floor of the said building at the concessional rent of Rs 6667/- per month for a terms of five years upon the terms and conditions hereinafter contained:


AND WHEREAS it has been agreed by and between the parties hereto that the stamp duty and registration charges shall be borne and paid by the Landlord.


NOW THIS INDENTURE WITNESSETH AS FOLLOWS:


1. In consideration of the premises and of various facilities and a variety of concessions made available to the Tenant and the concessional rent hereby reserved and of the covenants and agreements on the part of the Tenant hereinafter contained, the Landlord doth hereby demise to the Tenant to HOLD the said premises hereunder expressly demised unto the Tenant for the term of Five Years computed from the 1st day of Month & year of possession paying therefor the yearly rental during the said term unto the Landlord through Central Bank of India, SEEPZ Branch, as may be otherwise required by the Landlord the said yearly rent of Rs. 80,004/- in advance being the concessional rent by the Landlord without any deductions whatsoever:


The Tenant with intent to bind all persons into whatsoever hands the demised premises may come doth hereby convenant with the Landlord as follows:


(a) During the said terms hereby created to pay unto the Landlord the said rent and all other charges that may be fixed from time to time by the Development Commissioner at the time on the days and in manner hereinbefore appointed for payment thereof clear of all deductions,






                                Contd. ....4/-.

[SEAL]

                                    :: 4 ::

(a) (a) Further, during the said terms, the Landlord may revise the said rent even during the currency of this indenture on the following gounds:


1)  To meet any increase in the maintenance costs.
2) To bring parity with the rents charged in respect of the premises similar to the demised premises.
3) Any other exigencies which may necessitate the revision of the lease rent during the currency of this indenture.

b) To pay all existing and future taxes, rates, assessments and outgoings of every description for the time being payable either by Landlord or tenant or by the occupier in respect of the demised premises and anything for the time being thereon.

c) It is hereby agreed to declared that in the event the Landlord insures and or keeps insured the building including the demised premises the tenant shall be liable to pay to the Landlord the amount of the premium/premiums in proportion to the area of the demised premises within fifteen days of receipt of notice by the Landlord for payments of the amount of premium/premiums and that the tenant shall pay the same without objection provided always in the event of dispute arising between Landlord and Tenant regarding the Liability of the Tenant to pay the said amount of insurance premium. The decision of the Development Commissioner shall be final and binding upon the Tenant.


(d) During the said term hereby agreed to manufacture electronic products as authorised by the Development Commissioner from time to time.

(e) To commence production within two months from the date of taking possession of premises.

(f) Not to manufacture/process any article things, materials, components and instruments which do not in anyway relate to the Industry of Electronics.






                                Contd. .....5/-.

[SEAL]
                                    :: 5 ::

(g) To export the entire production (whether manufactured/processed) including seconds to foreign countries in accordance with the provisions of the law subject to such concessions and facilities as may be given by the Government to the Tenant in the matter of the Customs duty, routing of applications or import licences, etc. and such other concessions as may be notified hereafter from time to time. The disposal of the Wastes and Scrap material will be made with in the prior permission and as per the instructions of the Development Commissioner.

(h) To submit from time to time to the Development Commissioner, Santacruz Electronics Export Processing Zone (hereinafter referred to as the Development Commissioner) plans and the scheme of the particualr industry to be established together with such other details as may be required.

(i) To furnish a legal undertaking as may be prescribed for the fulfillment of export obligations set out in their application for setting up industries in the Zone.

(j) To make exports of items of electronics to the levels indicated in the phased manufacturing programme projected in the application submitted to the SEEPZ Board for setting up an industry in the Zone and also to maintain the value added approved by the Board.

(k) To arrange forwarding/clearance of manufactured/processed goods for export or import of raw materials, spares and such other materials as are required for manufacture/processing by the Development Commissioner or agencies authorised by the Development Commissioner.

(i) Not to allow any of the products hereinafter for brevity's sake referred to as "Electronics Products) manufactured/processed in SEEPZ produced by the Tenant to enter or pass into and/or be sold in any market in India or anywhere in India provided always that the Development Commissioner may permit the Tenant to sell and/or dispose of the Electronics



                                 Contd. ....6/-.

[SEAL]

                                    :: 6 ::



products to enter or pass into and/or be sold in any market in India or anywhere in India.

(m)  To sell or dispose of the electronics   products manufactured/processed by
the Tenant in the local markets in India or as may be directed by the Development Comnmissioner in the event the Development Commissioner considers that the said products are essential or necessary for national defence or for countering natural disaster or considered urgent and necessary for the national economy upto payment as may be mutually agreed upon and that the Tenant shall not be entitled to make any other claim for compensation for delivering the products as aforesaid in any manner whatsoever.

(n) To observe and perform all the terms and conditions of the lease entered into by the Landlord with the Maharashtra Industrial Development Corporation with the Landlord dated the 20th day of January, 1975, which terms and conditions of the said lease immediately aforementioned the Tenant are made aware of before execution of these presents.

(o) To permit the Development Commissioner or his any officer duly authorised by him at any time and without any prior notice being given to enter into and upon the demised premises and to inspect the general state of the demised premises and also the processing plant and machinery, etc. and the books of account and other documents and vouchers concerning the electronic products manufactued by the Tenant.

(p) Not to do or permit anything to be done or stored (except those required for production of electronic products approved for manufacure in the demised premises, which may be a nuisance, annoyance or disturbance to the owners, occupiers or residents of other premises in the vicinity.

(q) To use the demised premises only for the purpose of manufacturing processing or assemblibng electronic






                              Contd......7/-.

[SEAL]

                                     :: 7 ::


products for export and other purposes incidental to the same and not to use the said demised premises or any part thereof for any other purpose.

(r) Not to sublet, assign or part with the possession of the demised premises or any part thereof without the prior consent in writing of the Development Commissioner and subject to such terms and conditions as the Development Commissioner may prescribe in granting the possession to the Tenant for the transfer of the said demised premises or any part thereof as hereinbefore mentioned.

(s) To intimate in writing the Development Commissioner within a fortnight of the changes made or effected in the Corporate structure or the construction of the Tenant.

(t) To submit the statements of accounts and such other details within such time as may be stipulated by the Development Commissioner during the terms of these presents giving all the necessary particulars as may be required by the Development Commissioner.

(u) To allow the persons and vehicles entering and leaving SEEPZ to be examined by the Staff of the Development Commissioner for the purpose of checking that no products or any materials manufactured in the demised premises are removed in the manner not authorised by these presents.

(v) Not to make any alterations, changes or additions in the demised premises except with the written previous permission of the Development Commissioner and in accordance with the directions that the Development Commissioner may prescribe and in accordance with the plans approved by the Development Commissioner and the rules, byelaws and regulations of the Bombay Municipal Corporation or any other authority prescribed by the law.

(w) Not to cause any annoyance or hindrance to the other tenants of the Landlord and to so conduct the activities which will impede the other tenants of the Landlord in manufacturing or processing the electronic products AND in the event the






                                 Contd. .......8/-.

[SEAL]

                                     :: 8 ::


Tenant experiences or finds any difficulty in conducting its/his/their business and/or activities connected therewith smoothly and efficiently by reason of the user of the said building or any portion thereof by the other tenants of the Building the same shall be referred to the Development Commissioner and any directions or orders issued by the Development Commissioner in relation thereto shall be complied by the Tenant.

(x) To observe and perform all rules and regulations prescribed under the Labour Legislation such as Industiral Dispute Act, Workmen's Compensation Act, payment of Wages Act, Minimum Wages Act or any other statuttes governing the relationship of the employees and employers including the Factories Act and Fatal Accidents Act.

(y) If the said rent hereby reserved shall be in arrears for the space of 30 days whether the same shall have been legally demanded or not or if within a period of three months from the date of the commencement of the Tenancy the entire demised premises are not utilised for the purpose for which the same has been demised or if the Tenant ceases to manufacture items of electronics products for a period of six continuous months for whatever cause arising, including a strike, lock-out or any injunction the Court in any sort of litigation, if and whenever there shall be a breach of any of the covenants and conditions herein before set out or referred or if the tenant fails to make exports to the level projected in the application submitted to the Government for approval of the project or to maintain the value added approved by the Government for the project or the Tenant becoming insolvent or is wound up or amalgamated or merged with other body corporate or otherwise pursuant to the Court's orders or under the provisions law then in force or under any agreement entered into by the Tenant, the Landlord may re-enter upon any part of the demised premises in the name of the whole and thereupon the sub-demise hereby granted shall absolutely cease and determine and in the case, no compensation shall be payable to the Tenant on account of any structural




                                 Contd.....9/-.

[SEAL]

                                    :: 9 ::

Alternations or improvements made or carried out in the said premises PROVIDED ALWAYS that the Landlord shall in addition to the right of determination of this Tenancy and to effect re-entry as mentioned aforesaid be entitled to recover as and by way of compensation such amount as may be considered by the Landlord as appropriately recoverable from the Tenant in the event the Tenant were not given or granted all those various concessions and variety of facilities.


(y-2) If the said rent hereby reserved shall be in arrears for a period of 30 days whether the same shall have been legally demanded or not, the Development Commissioner may take steps to recover the arrears of rent as arrears of land revenue.


(z) At the expiration or sooner determination of the said term quitely to deliver upto the Landlord the demised premises after removing the partitions and fittings and fixtures pertaining thereto any alternations, changes or additions erected on the demised premises by the Tenant and such removal should be done without in any way damaging or defacing the premises and such delivery should be given within a period of Sixty days after the expiration or sooner determination of the said term PROVIDED ALWAYS that in the event the Tenant fails to deliver vacant and peaceful possession of the demised premises as aforesaid, the said partitions and fittings and fixtures and any alterations, changes or additions as aforesaid on the expiry of the aforementioned period shall belong to the Landlord and the Tenant shall not be entitled to claim any compensation or raise any dispute in respect thereof PROVIDED ALWAYS that in the event the Landlord desires to retain the said partitions and fittings and fixtures, etc. as aforesaid, the Landlord shall pay to the Tenant compensation thereof as may be determined by the Development Commissioner and the Tenant shall not be entitled to raise any objection against such retention and/or the valuation determined by the said Development Commissioner, as aforesaid, PROVIDED ALWAYS that








                                Contd. .....10/-.

[SEAL]

                                    :: 10 ::


the Tenant shall continue to be liable to pay compensation for the period of unauthorised occupation of the said premises till the date Tenant hands over vacant and peaceful possession of the demised premises at such rate as may be charged by the Landlord.

(a)   (a)   The Landlofd both hereby covenant with the Tenant that the Tenant paying the rent hereby reserved and performing the covenants hereinbefore on the Tenant's part contained shall and may peaceable enjoy the demised premises for the said term hereby granted without any interruption or disturbance from or by the Landlord or any persons lawfully claiming by from or under Landlord.

(a)   (b)   All disputes and differences arising out of or in any way touching or concerning these persents (except as to any matters the decision of which is left to the sole discretion of the said DEVELOPMENT COMMISSIONER, as specially provided for in these presents) shall be referred to the arbitration of two arbitrators, one each to be appointed by the respective parties to these presents. The arbitrators so appointed shall appoint an Umpire in the manner provided in the Arbitration Act, 1940. It will be no objection that the person appointed as Arbitrator on behalf of the Sub-Lessor is or was an employee of the Govt. that he had to deal with the matters to which the Tenancy herein relates and/or that in the course of his duties as such employee of the Govt. he had expressed a view on all or any of the matters in dispute or difference. In the event of either or both of arbitrators dying, neglecting or refusing to act or resigning or being unable to act for any reason, the substitute(s) to be appointed by the concerned parties shall be entitled to proceed with the reference from the stage at which it was left by the previous Arbitrator/Arbitrators. The cost in connection with the artibtration shall be in the discretion of the Arbitrators who may make a suitable provision for the same in their award. Subject to the aforesaid, the provisions of Arbitration Act, 1940 and the Rules thereunder and





                                Contd......11/-.

[SEAL]

                                    :: 11 ::

any statutory modifications thereof for the time being in force shall apply to the arbitration proceedings under this clause.

(a) (c) If the Tenant shall have duly performed and observed the covenants and conditions on the part of the Tenant herein before contained and shall at the end of the said term hereby granted by desirous of receiving a new Tenancy of the demised premises and of such desire shall give notice in writing to the Landlord before the expiration of the term hereby granted the Landlord shall and will at the cost and expenses in every respect of the Tenancy grant to the Tenant a new Tenancy of the demised premises for a further terms of five years on payment of yearly rent as may be determined by the Landlord AND WITH covenants, provisos and stipulations hereinbefore contained expected is provision for renewal and such new Tenancy shall contain in lieu of this clause a covenant that at the end of the said renewed term of five years, the Landlord shall at the like cost and expense grant to the Tenant further renewals and that every such renewal shall be for such terms and subject to such covenants, provisos and stipulations.

The cost of an in connection with arbitration shall be in the discretion of the Arbitrator who may make a suitable provision for the same in his award.

Subject as aforesaid, the Arbitration Act, 1940, shall apply to the arbitration proceedings under this clause.


                                FIRST SCHEDULE
                            (Description of Land)

All that piece of parcel of land known as Plot No. F-1, in the Marol Industrial Area within the village limits of Parajapur, Kondivita, Marol and Vyaravali, Taluka Andheri and now in the Registration Sub District and District of Bombay and Bombay Suburban, containing by a measurement 3,75,013 sq. mtrs. or thereabouts, that is to say:

                              Contd.........12/-.

                                   :: 12 ::


On or towards the North by Road and Aarey Milk Colony Land.
        On or towards the South by Road
        On or towards the East Pipe Line and
        Aarey Milk Colony land and on or towards the West by Road.

SIGNED, SEALED AND DELIVERED                      /S/ R. M. Premkumar IAS
BY SHRI R. M. PREMKUMAR                           Development Commissioner
Development Commissioner,                         SEEPZ, Govt. of India
Santacruz Electronics Export Processing Zone,     Ministry of Commerce,
On behalf of President of India in the            Andheri (B), Bombay--96
presence of:

1. SMT. V. ABRAHAM                                /S/ Smt. V. ABRAHAM
   ---------------------------                    ---------------------------
   ESTATE MANAGER                                 Smt. V. ABRAHAM
   ---------------------------                    ESTATE MANAGER
                                                  SEEPZ GOVT. OF INDIA
                                                  MINISTRY OF COMMERCE
2. SMT S. D. SHENDE                               Andheri (E), Bombay-400 096
   ---------------------------

    UDE, SEEPZ
   ---------------------------


SIGNED, SEALED AND DELIVERED                      FOR SYNTEL SOFTWARE PVT. LTD.
by the abovenamed Licensee                                      ?
                                                  -----------------------------

--------------                                    DIRECTOR/AUTHORIZED SIGNATORY

in the presence of:

1.  Signature   N. Barg                       2.  Signature
              --------------------                          --------------------

    Name                                          Name
              --------------------                          --------------------

    Address:                                      Address:



The common Seal of the abovenamed Licensee was, pursuant to a resolution of its Board of Directors passed in that behalf of the day of 2nd Nov 1992 affixed hereto in the presence of:

    N. Barg
-------------------------------

                                   DUPLICATE


                                              Receipt No. 0310332   Date 261093
                                              No.  9257193
                                              General Stamp Office 11716
                                              Bombay, 2-12-93
                                      CERTIFIED under Section 32, clause (2)
                                      of the Bombay Stamp Act, 1958 that this
                                      instrument be exempt from stamp duty.

                                      Exempt under Section ???????




[SEAL]
This Indenture made at Bombay on the 11th October, 1993 between the President of India, hereinafter called "the Land Lord" (which expression shall unless the context does not so admit include his successors in office and assigns) of the One Part and SYNTEL SOFTWARE PVT LTD.,hereinafter. referred to as "the tenant" (in which expression are included, unless such inclusion is inconsistent with the context of meaning thereof its/his/their heirs, executors, administrators and assigns/its executors and assigns) of the Other Part.


WHEREAS by an Indenture of Lease made at Bombay on the Twentieth day of January, 1975 between the Maharashtra Industrial Development Corporation, therein and hereinafter referred to as the Lessor of the One Part and the Landlord of the Other Part the Lessor in consideration of the premises and of the rent therein referred to and of the covenants and agreements on the part of the Landlord, the Lessor did not demise unto the Landlord all that piece of land known as Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivitta and Marol Taluka Andheri, District Bombay Suburban Sub-Registration No. Sub District and

                                                        contd.

                                   :: 2 ::

[SEAL]
and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres or thereabout and more particularly described in the First Schedule thereunder written for use as Santacruz Electronics
Export Processing Zone, Government of India.

AND WHEREAS the Government of India have constituted a Santacruz Electronics Export Processing Zone, hereinafter called the SEEPZ in the aforementioned demised land for the purpose of encouraging the export industries in India and for earning foreign exchange on the export of various kinds of electronics and gem and jewellery items from the SEEPZ in the interest of the national economy by establishing industrial units in the said zone:


AND WHEREAS the landlord has constructed a building known as Standard Design Factory hereinafter referred to as the said building on a portion of the land demised to the Landlord under the aforementioned lease for the purpose of allotting the same to the various entrepreneurs carrying on business of manufacturing and/or processing articles, things, materials components and instruments relating to the industries of electronics.

AND WHEREAS the tenant has approached the Landlord for demising to it him/them a portion of the said building on ground floor, constructed and/or erected on Plot No. F-1 in the Marol Industrial Area within the village limits of Vyarawali, Parjapur, Kondivita and Marol Taluka Andheri District Bombay Suburban Sub-Registration No. Sub District and Registration District Bombay City and Bombay Suburban containing by admeasurement 375013 square metres of thereabouts to establish manufacturing/processing establishment for the manufacture of articles things, materials, components and instruments relating to the electronics industries on the terms and conditions hereinafter contained and to grant to it/him/them all facilities and variety of concessions:



                                Contd. ....3/-.

                                  :: 3 ::




AND WHEREAS the Landlord has agreed, to let out a portion of the said building, admeasuring about 5502 sq.ft. equivalent to 528 sq.metres or thereabout on the Third floor of the said building at the concessional rent of Rs 11,000/- per month for a terms of five years upon the terms and conditions hereinafter contained:


AND WHEREAS it has been agreed by and between the parties hereto that the stamp duty and registration charges shall be borne and paid by the Landlord.


NOW THIS INDENTURE WITNESSETH AS FOLLOWS:


1. In consideration of the premises and of various facilities and a variety of concessions made available to the Tenant and the concessional rent hereby reserved and of the covenants and agreements on the part of the Tenant hereinafter contained, the Landlord doth hereby demise to the Tenant to HOLD the said premises hereunder expressly demised unto the Tenant for the term of Five Years computed from the 1st day of Month & year of possession paying therefor the yearly rental during the said term unto the Landlord through Central Bank of India, SEEPZ Branch, as may be otherwise required by the Landlord the said yearly rent of Rs. 1,32,000/- in advance being the concessional rent by the Landlord without any deductions whatsoever:


The Tenant with intent to bind all persons into whatsoever hands the demised premises may come doth hereby convenant with the Landlord as follows:



(a) During the said terms hereby created to pay unto the Landlord the said rent and all other charges that may be fixed from time to time by the Development Commissioner at the time on the days and in manner hereinbefore appointed for payment thereof clear of all deductions,






                                Contd. ....4/-.

[SEAL]

                                     :: 4 ::

(a) (a) Further, during the said terms, the Landlord may revise the said rent even during the currency of this indenture on the following grounds:

1)  To meet any increase in the maintenance costs.
2) To bring parity with the rents charged in respect of the premises similar to the demised premises.
3) Any other exigencies which may necessitate the revision of the lease rent during the currency of this indenture.

b) To pay all existing and future taxes, rates, assessments and outgoings of every description for the time being payable either by Landlord or tenant or by the occupier in respect of the demised premises and anything for the time being thereon.

c) It is hereby agreed to declared that in the event the Landlord insures and or keeps insured the building including the demised premises the tenant shall be liable to pay to the Landlord the amount of the premium/premiums in proportion to the area of the demised premises within fifteen days of receipt of notice by Landlord for payments of the amount of premium/premiums and that the tenant shall pay the same without objection provided always in the event of dispute arising between Landlord and Tenant regarding the Liability of the Tenant to pay the said amount of insurance premium. The decision of the Development Commissioner shall be final and binding upon the Tenant.

(d) During the said term hereby agreed to manufacture electronic products as authorised by the Development Commissioner from time to time.

(e) To commence production within two months from the date of taking possession of premises.

(f) Not to manufacture/process any article things, materials, components and instruments which do not in anyway relate to the Industry of Electronics.


                                Contd.......5/-.

[SEAL]
                                   :: 5 ::


(g) To export the entire production (whether manufactured/processed) including seconds to foreign countries in accordance with the provisions of the law subject to such concessions and facilities as may be given by the Government to the Tenant in the matter of the Customs duty, routing of applications or import licences, etc. and such other concessions as may be notified hereafter from time to time. The disposal of the Wastes and Scrap material will be made with in the prior permission and as per the instructions of the Development Commissioner.


(h) To submit from time to time to the Development Commissioner, Santacruz
Electronics Export Processing Zone (hereinafter referred to as the Development Commissioner) plans and the scheme of the particualr industry to be established together with such other details as may be required.


(i) To furnish a legal undertaking as may be prescribed for the fulfillment of export obligations set out in their application for setting up industries in the Zone.


(j) To make exports of items of electronics to the levels indicated in the phased manufacturing programme projected in the application submitted to the SEEPZ Board for setting up an industry in the Zone and also to maintain the value added approved by the Board.


(k) To arrange forwarding/clearance of manufactured/processed goods for export or import of raw materials, spares and such other materials as are required for manufacture/processing by the Development Commissioner or agencies authorised by the Development Commissioner.


(i) Not to allow any of the products hereinafter for brevity's sake referred to as "Electronics Products) manufactured/processed in SEEPZ produced by the Tenant to enter or pass into and/or be sold in any market in India or anywhere in India provided always that the Development Commissioner may permit the Tenant to sell and/or dispose of the Electronics



                                Contd. ....6/-.

[SEAL]
                                   :: 6 ::



products to enter or pass into and/or be sold in any market in India or anywhere in India.

(m) To sell or dispose of the electronics products manufactured/processed by the Tenant in the local markets in India or as may be directed by the Development Commissioner in the event the Development Commissioner considers that the said products are essential or necessary for national defence or for countering natural disaster or considered urgent and necessary for the national economy upto payment as may be mutually agreed upon and that the Tenant shall not be entitled to make any other claim for compensation for delivering the products as aforesaid in any manner whatsoever.

(n) To observe and perform all the terms and conditions of the lease entered into by the Landlord with the Maharashtra Industrial Development Corporation with the Landlord dated the 20th day of January, 1975, which terms and conditions of the said lease immediately aforementioned the Tenant are made aware of before execution of these presents.

(o) To permit the Development Commissioner or his any officer duly authorised by him at any time and without any prior notice being given to enter into and upon the demised premises and to inspect the general state of the demised premises and also the processing plant and machinery, etc. and the books of account and other documents and vouchers concerning the electronic products manufactued by the Tenant.

(p) Not to do or permit anything to be done or stored (except those required for production of electronic products approved for manufacure in the demised premises, which may be a nuisance, annoyance or disturbance to the owners, occupiers or residents of other premises in the vicinity.

(q) To use the demised premises only for the purpose of manufacturing processing or assemblibng electronic





                                Contd.......7/-.

[SEAL]
                                   :: 7 ::


products for export and other purposes incidental to the same and not to use the said demised premises or any part thereof for any other purpose.

(r) Not to sublet, assign or part with the possession of the demised premises or any part thereof without the prior consent in writing of the Development Commissioner and subject to such terms and conditions as the Development Commissioner may prescribe in granting the possession to the Tenant for the transfer of the said demised premises or any part thereof as hereinbefore mentioned.

(s) To intimate in writing the Development Commissioner within a fortnight of the changes made or effected in the Corporate structure or the construction of the Tenant.

(t) To submit the statments of accounts and such other details within such time as may be stipulated by the Development Commissioner during the terms of these presents giving all the necessary particulars as may be required by the Development Commissioner.

(u) To allow the persons and vehicles entering and leaving SEEPZ to be examined by the Staff of the Development Commissioner for the purpose of checking that no products or any materials manufactured in the demised premises are removed in the manner not authorised by these presents.

(v) Not to make any alterations, changes or additions in the demised premises except with the written previous permission of the Development Commissioner and in accordance with the directions that the Development Commissioner may prescribe and in accordance with the plans approved by the Development Commissioner and the rules, byelaws and regulations of the Bombay Muncipal Corporation or any other authority prescribed by the law.

(w) Not to cause any annoyance or hindrance to the other tenants of the Landlord and to so conduct the activities which will impede the other tenants of the Landlord in manufacturing or processing the electronic products
AND in the event the



                               Contd. .......8/-.

[SEAL]

                                   :: 8 ::



Tenant experiences or finds any difficulty in conducting its/his/their business and/or activities connected therewith smoothly and efficiently by reason of the user of the said building or any portion thereof by the other tenants of the Building the same shall be referred to the Development Commissioner and any directions or orders issued by the Development Commissioner in relation thereto shall be complied by the Tenant.


(x) To observe and perform all rules and regulations prescribed under the Labour Legislation such as Industiral Dispute Act, Workmen's Compensation Act, payment of Wages Act, Minimum Wages Act or any other statuttes governing the relationship of the employees and employers including the Factories Act and Fatal Accidents Act.


(y) If the said rent hereby reserved shall be in arrears for the space of 30 days whether the same shall have been legally demanded or not or if within a period of three months from the date of the commencement of the Tenancy the entire demised premises are not utilised for the purpose for which the same has been demised or if the Tenant ceases to manufacture items of electronics products for a period of six continuous months for whatever cause arising, including a strike, lock-out or any injunction the Court in any sort of litigation, if and whenever there shall be a breach of any of the covenants and conditions herein before set out or referred or if the tenant fails to make exports to the level projected in the application submitted to the Government for approval of the project or to maintain the value added approved by the Government for the project or the Tenant becoming insolvent or is wound up or amalgamated or merged with other body corporate or otherwise pursuant to the Court's orders or under the provisions law then in force or under any agreement entered into by the Tenant, the Landlord may re-enter upon any part of the demised premises in the name of the whole and thereupon the sub-demise hereby granted shall absolutely cease and determine and in the case, no compensation shall be payable to the Tenant on account of any structural





                                 Contd.....9/-.

[SEAL]
                                   :: 9 ::



Alterations or improvements made or carried out in the said premises PROVIDED ALWAYS that the Landlord shall in addition to the right of determination of this Tenancy and to effect re-entry as mentioned aforesaid be entitled to recover as and by way of compensation such amount as may be considered by the Landlord as appropriately recoverable from the Tenant in the event the Tenant were not given or granted all those various concessions and variety of facilities.

(y-2) If the said rent hereby reserved shall be in arrears for a period of 30 days whether the same shall have been legally demanded or not, the Development Commissioner may take steps to recover the arrears of rent as arrears of land revenue.


(z) At the expiration or sooner determination of the said term quitely to deliver upto the Landlord the demised premises after removing the partitions and fittings and fixtures pertaining thereto any alternations, changes or additions erected on the demised premises by the Tenant and such removal should be done without in any way damaging or defacing the premises and such delivery should be given within a period of Sixty days after the expiration or sooner determination of the said term PROVIDED ALWAYS that in the event the Tenant fails to deliver vacant and peaceful possession of the demised premises as aforesaid, the said partitions and fittings and fixtures and any alterations, changes or additions as aforesaid on the expiry of the aforementioned period shall belong to the Landlord and the Tenant shall not be entitled to claim any compensation or raise any dispute in respect thereof PROVIDED ALWAYS that in the event the Landlord desires to retain the said partitions and fittings and fixtures, etc. as aforesaid, the Landlord shall pay to the Tenant compensation thereof as may be determined by the Development Commissioner and the Tenant shall not be entitled to raise any objection against such retention and/or the valuation determined by the said Development Commissioner, as aforesaid, PROVIDED ALWAYS that







                                Contd. .....10/-.

[SEAL]

                                    :: 10 ::


the Tenant shall continue to be liable to pay compensation for the period of unauthorised occupation of the said premises till the date Tenant hands over vacant and peaceful possession of the demised premises at such rate as may be charged by the Landlord.

(a) (a) The Landlord both hereby convenant with the Tenant that the Tenant paying the rent hereby reserved and performing the covenants hereinbefore on the Tenant's part contained shall and may peaceable enjoy the demised premises for the said term hereby granted without any interruption or disturbance from or by the Landlord or any persons lawfully claiming by from or under Landlord.

(a) (b) All disputes and differences arising out of or in any way touching or concerning these persents (except as to any matters the decision of which is left to the sole discretion of the said DEVELOPMENT COMMISIONER, as specially provided for in these presents) shall be referred to the arbitration of two arbitrators, one each to be appointed by the respective parties to these presents. The arbitrators so appointed shall appoint an Umpire in the manner provided in the Arbitration Act, 1940. It will be no objection that the person appointed as Arbitrator on behalf of the Sub-Lessor is or was an employee of the Govt. that he had to deal with the matters to which the Tenancy herein relates and/or that in the course of his duties as such employee of the Govt. he had expressed a view on all or any of the matters in dispute or difference. In the event of either or both of arbitrators dying, neglecting or refusing to act or resigning or being unable to act for any reason, the substitute(s) to be appointed by the concerned parties shall be entitled to proceed with the reference from the stage at which it was left by the previous Arbitrator/Arbitrators. The cost in connection with the artibtration shall be in the discretion of the Arbitrators who may make a suitable provision for the same in their award. Subject to the aforesaid, the provisions of Arbitration Act, 1940 and the Rules thereunder and


                               Contd. .......11/-.

[SEAL]

                                    :: 11 ::


any statutory modifications thereof for the time being in force shall apply to the arbitration proceedings under this clause.

(a) (c) If the Tenant shall have duly performed and observed the covenants and conditions on the part of the Tenant herein before contained and shall at the end of the said term hereby granted by desirous of receiving a new Tenancy of the demised premises and of such desire shall give notice in writting to the Landlord before the expiration of the term hereby granted the Landlord shall and will at the cost and expenses in every respect of the Tenancy grant to the Tenant a new Tenancy of the demised premises for a further terms of five years on payment of yearly rent as may be determined by the Landlord AND WITH covenants, provisos and stipulations hereinbefore contained expected is provision for renewal and such new Tenancy shall contain in lieu of this clause a covenant that at the end of the said renewed term of five years, the Landlord shall at the like cost and expense grant to the Tenant further renewals and that every such renewal shall be for such terms and subject to such covenants, provisos and stipulations.

The cost of an in connection with arbitration shall be in the discretion of the Arbitrator who may make a suitable provision for the same in his award.

Subject as aforesaid, the Arbitration Act, 1940, shall apply to the arbitration proceedings under this clause.

                                 FIRST SCHEDULE
                             (Description of Land)

All that piece of parcel of land known as Plot No. F-1, in the Marol
Industrial Area within the village limits of    Parajapur, Kondivita, Marol and
Vyaravali, Taluka Andheri and now in the Registration Sub-District and District of Bombay and Bombay Suburban, containing by a measurement 3,75,013 sq. mtrs. or thereabouts, that is to say:



                               Contd. .......12/-.

                                  :: 12 ::

On or towards the North by Road and Aarey Milk Colony Land.
      On or towards the South by Road
      On or towards the East Pipe Line and
      Aarey Milk Colony land and on or towards the West by Road.

SIGNED, SEALED AND DELIVERED                         Development Commissioner
BY SHRI S.S.                                         SEEPZ. Govt. of India
Development Commissioner                             Ministry of Commerce,
Santacruz Electronics Export Processing              Andheri (E) Bombay-96.
Zone,
On behalf of President of India in the presence of:



1.  Smt. V. Abraham,
    ----------------
    ESTATE MANAGER.
    ----------------
                                                    V. Abraham
2.  Smt. S. D.                                      Smt. V. Abraham
    ------------------                              ESTATE MANAGER
    UDC, SEEPZ                                      SEEPZ. GOVT. OF INDIA
    ------------------                              MINISTRY OF COMMERCE
                                                    Andheri (E), Bombay-400 096

SIGNED, SEALED AND DELIVERED.
by the abovenamed Licensee
--------------                                    FOR SYNTEL SOFTWARE GVT. LTD.
in the presence of:
                                                  DIRECTOR/AUTHORISED/SIGNATORY

1. Signature                         2.  Signature
            -------------------                   -----------------------
   Name                                  Name
         ----------------------                   -----------------------

   Address:                              Address:
           --------------------                   -----------------------

The common Seal of the abovenamed Licensee
was, pursuant to a resolution of its Board
of Directors passed in that behalf of the
day of            19

affixed hereto in the presence of: